SCHEDULE 14C INFORMATION

                        Information Statement Pursuant to
                              Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
[X]    Preliminary Information Statement
[_]    Confidential for Use of the Commission Only
        (as permitted by Rule 14c-5(d)(2))
[_]    Definitive Information Statement

                              BLUE INDUSTRIES, INC.
                     (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check appropriate box):
[X]    No fee required
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:
                                    ----------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount previously paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                              BLUE INDUSTRIES, INC.
                               340 RUE DE LA GARE
                               FRANCE 74370 PRINGY
                              (011) 33 4 50 66 98 61

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

       This Information Statement is being sent by first class mail to all record and beneficial owners of the $0.001 par value common stock ("Old Common") of Blue Industries, Inc., a Nevada corporation formerly known as Burrard Technologies, Inc.

       On September 18, 2002, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 33,120,920 shares of common stock were issued and outstanding. The mailing date of this Information Statement is __________, 2002.

               NO VOTE OR OTHER CONSENT OF THE STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

       On September 18, 2002, seven stockholders (the "Consenting Stockholders") who collectively own 17,742,669 shares, or approximately 53%, of our issued and outstanding common stock, consented in writing to:

o An amendment to our Articles of Incorporation (the "Amendment") that will implement a 1 for 20 reverse split and make it more difficult for stock speculators to engage naked shorting and other manipulative practices; and

o The adoption of an Incentive Stock Plan (the "Plan") for the employees of our company.

       The Consenting Stockholders have not consented to or considered any other corporate action.

       Our Company will pay the cost of printing and distributing this Information Statement to our stockholders. Brokers, nominees and other custodians will be instructed to forward copies of this Information Statement to the beneficial owners of shares held in custodial accounts. We will reimburse brokers, nominees and other custodians for the expenses incurred in forwarding this Information Statement to the beneficial owners of our common stock.

       Our 2003 Annual Meeting has been scheduled for July 15, 2003. Any shareholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the 2003 annual meeting is required to submit such proposals to our corporate secretary on or before May 15, 2003. Any notice of a stockholder proposal received after this date will be considered untimely.

                           FORWARD LOOKING STATEMENTS

       This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in our company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time to time in our future SEC filings.
                             ADDITIONAL INFORMATION

       This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission (the "SEC"), including our:

o      Current Report dated December 21, 2001 and amended on March 27, 2002
           (the "Form 8-K");

o      Annual Report for the year ended December 31, 2001 (the "Form 10-KSB");

o      Quarterly Reports for the periods ended March 31, 2002 and June 30, 2002
              (the "Forms 10-QSB").

       Copies of these reports are not included in this Information Statement but may be obtained from the SEC's web site at "www.sec.gov." We will mail copies of our prior SEC reports to any stockholder upon written request.

                                CORPORATE HISTORY

       As described in our Form 8-K, Burrard Technologies, Inc., a Nevada corporation, acquired Technocall SA, a Swiss corporation, on December 18, 2001 in a business combination transaction that was structured as a reverse takeover. At our 2002 annual meeting, the stockholders voted to change our name to Blue Industries, Inc.

       Upon completion of the reverse takeover transaction, we had a total of 17,662,000 shares of common stock issued and outstanding. The former stockholders of Burrard owned 10,062,000 shares and the former stockholders of Technocall owned 7,600,000 shares. We subsequently issued additional shares as follows:

o We sold 534,765 shares of common stock for cash in March and April of 2002;

o We issued 9,757,489 shares of common stock in exchange for inventory in May of 2002; and

o We sold 5,166,666 shares of common stock for cash in August and September of 2002

       At the date of this Information Statement, 33,120,920 shares of common stock are issued and outstanding. We have 294 record stockholders.

                             CONSENTING STOCKHOLDERS

       On September 18, 2002, our board of directors unanimously adopted a resolution that declared the advisability of, and recommended that the stockholders approve, an amendment to our Articles of Incorporation that will implement a 1 for 20 reverse stock split and make it more difficult for stock speculators to engage naked shorting and other manipulative practices. The board also unanimously adopted resolutions that establish an Incentive Stock Plan for our employees and reserve 3,500,000 shares of common stock for issuance under the Plan. In connection with the adoption of these resolutions, the board elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce the costs and implement the proposals in a timely manner.

       On September 18, 2002, the following Consenting Stockholders, who collectively own 53.57% of our common stock, consented in writing to the proposed Amendment:

           Name                                           Shares
       Mohammed Al Yamani                                5,038,400
       Christophe Giovannetti                            3,823,580
       Fernand Leloroux                                  3,800,000
       Cyril Heitzler                                    2,538,400
       Argus Global Equities Ltd.                        1,000,000
       Billboard Ltd.                                    1,042,289
       Bernard Bouverot                                    500,000
                                                          --------
       Total                                            17,742,669

       Under Nevada law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholders meeting. Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Amendment cannot become effective and incentive grants under the Plan cannot be exercised until 20 days after the mailing date of this Information Statement.

       We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the Amendment. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

o Advising stockholders of the actions taken by written consent, as required by Nevada law; and

o Giving stockholders advance notice of the actions taken, as required by the Exchange Act

       Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our stockholders.

                          Security Ownership of Certain
                        Beneficial Owners and Management

       We have 33,120,920 shares of common stock outstanding on the date of this Information Statement. The following table presents certain information regarding the beneficial ownership of our common stock by (i) each person known to own more than 5% of such securities, (ii) each of our directors, and (iii) all directors and officers as a group. Unless otherwise noted, we believe that each of identified stockholders has sole investment and voting power with regard to the securities listed opposite his name.

           Name of                                  Amount and Nature of                          Percent
      Beneficial Owner                              Beneficial Ownership                         of Class
Dr. Mohammed Al Yamani (1)(2)                            5,038,400                                  15.21%
Christophe Giovannetti (1)(3)                            3,823,580                                  11.54%
Fernand Leloroux (1)(4)                                  3,800,000                                  11.47%
Cyril Heitzler (1)(5)                                    2,538,400                                   7.66%
Bernard Bouverot (1)                                       500,000                                   1.51%
All officers & directors as a group
    (three persons)                                      6,838,400                                  20.65%

(1)  340 rue de la Gare, France 74370 Pringy
(2) Includes 2,500,000 shares owned by Dr. Yamani and 2,538,400 shares owned by Famoya Holdings BV.
(3) Includes 31,543 shares owned by Mr. Giovannetti, 50,000 shares owned by Matthews Morris & Co., Inc., and 3,742,037 shares owned by Rocasoprane Ltd., a Panama corporation.
(4) Includes 2,538,400 shares owned by Isher, a Nevis & St. Kitts company and 1,261,600 shares owned by Axiom SA, a Swiss corporation.
(5)  Includes 2,538,400 shares owned by Westward, a Nevis & St. Kitts company.

                              THE AMENDMENT TO OUR
                            ARTICLES OF INCORPORATION

       Our board of directors unanimously adopted a resolution that declared the advisability of, and recommended that the stockholders approve, an amendment to our Articles of Incorporation that will implement a 1 for 20 reverse stock split and make it more difficult for stock speculators to engage in manipulative practices. The Amendment was approved by the written consent of the holders of a majority of our outstanding common stock on September 18, 2002. The reverse split will be implemented by filing the Amendment in the office of the Secretary of State of the State of Nevada.

       The Amendment will be filed on October __, 2002, or as soon thereafter as practicable, and have a delayed effective time of 12:01 am, on October __, 2002. When the Amendment becomes effective, it will implement a 1 for 20 reverse split of our issued and outstanding common stock without changing our authorized capitalization. The Amendment will also make it more difficult for stock speculators to engage in manipulative practices by prohibiting the registration of our stock in the name of the Depository Trust Company ("DTC") or any other securities clearinghouse that provides book entry transaction settlement services for member banks and broker/dealers. The operative text of the Amendment follows:

                                    ARTICLE 2
             NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE

2.1 Authorization of Reverse Split. On September 18, 2002, the holders of a majority of the issued and outstanding common stock of the Corporation approved a one (1) for twenty (20) reverse split of the Corporation's the issued and outstanding common stock in accordance with ss.78.2055 of the Nevada Revised Statutes. The number of shares of common stock issued, outstanding and entitled to vote with respect to the respect to the reverse spit was 33,120,920. In accordance with ss.78.320 of the Nevada Revised Statutes, the holders of 17,742,669 shares of common stock consented in writing to the reverse split and this Amendment to the Corporation's Articles of Incorporation.

2.2    Implementation of Reverse Split. Effective at 12:01 a.m.
       EST on October __, 2002:

(a) The Thirty-Three Million, One Hundred Twenty Thousand Nine Hundred and Twenty (33,120,920) issued and outstanding shares of the Corporation's $0.001 par value common stock ("Old Common"), together with any additional shares of the Corporation's Old Common that are or may be issued prior to the effective time set forth above, shall be consolidated or "reverse split" in the ratio of one (1) share of $0.001 par value common stock ("New Common") for every twenty (20) shares of Old Common currently held by a stockholder, so that the total issued and outstanding capital stock of the Corporation shall consist of One Million Six Hundred Fifty-Six Thousand, Forty Six (1,656,046) shares of New Common, more or less, as adjusted for any additional issuances of Old Common prior to the effective time set forth above.

(b) No fractional shares of New Common shall be issued in connection with the reverse split. Any fractional shares resulting from the reverse split will be rounded to the next whole share.

(c) Certificates representing shares of New Common shall only be issued upon the surrender to the Corporation's transfer agent of certificates representing shares of Old Common. No certificate for shares of New Common shall be valid unless it is signed in accordance with the Corporation's by-laws, registered in compliance with the provisions of Article 2.3(c) and countersigned by the Corporation's transfer agent.

2.3 Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is Sixty Million (60,000,000) shares which shall be subdivided into classes as follows:

(a) Fifty Million (50,000,000) shares of the Corporation's capital stock shall be denominated as Common Stock, have a par value of $0.0001 per share, and have the rights, powers and preferences generally accorded to common stockholders under the Nevada Revised Statutes.

(b) Ten Million (10,000,000) shares of the Corporation's authorized capital stock shall be denominated as Preferred Stock, par value of $0.0001 per share. Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series of Preferred Stock.

(c) All certificates representing shares of Common Stock and Preferred Stock shall be registered in the name of the beneficial owner, or in the name of a brokerage firm, bank, trust company or other custodian that holds such shares for the account of a client. Certificates representing shares of Common Stock or Preferred may not be registered in the name of the Depository Trust Company or any other securities clearinghouse that provides book entry transaction settlement services for member banks and broker/dealers. All transfers of the Corporation's Common Stock and Preferred Stock shall be made in accordance with the requirements of "Certificate Only" or "Custody Only" status. Purposes of the Amendment

       The Amendment has three primary purposes:

o To reduce the number of shares of common stock outstanding so that our common stock will trade at a higher price per share;

o To modify our authorized capitalization by reducing the number of authorized shares of preferred stock; and

o To make it more difficult for stock speculators to engage in manipulative practices that can have a material adverse impact on the market price of our stock.

       The board of directors believes that our current low share price is largely due to stock speculators who are engaging in manipulative practices. The board believes that the extreme market volatility and our current low share price are discouraging potential investors who might otherwise invest in our stock. The board believes that market volatility and price issues will make it more difficult for our company to obtain additional financing when needed.

                           EFFECT OF THE REVERSE SPLIT

       The New Common issued in connection with the reverse split will be fully paid and non-assessable. The number of stockholders will remain unchanged. The reverse split will decrease the number of outstanding common shares but will not affect any stockholder's proportionate interest in our company, except for minor differences resulting from the rounding up of fractional shares. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding New Common will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the reverse split will not affect our total stockholders' equity. All share and per share information will be retroactively adjusted to reflect the reverse split for all periods presented in our future financial reports and regulatory filings.

       While it is expected that the reverse split will result in an increase in the market price of our common stock, there can be no assurance that the New Common will trade at a multiple of 15 times our current price, or that any such increase will be sustained. If the market price of our New Common declines after the implementation of the reverse split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would be the case in the absence of a reverse split.

       The possibility exists that the reduced number of outstanding shares will adversely affect the market for our New Common by reducing the relative level of liquidity. In addition, the reverse split will increase the number of the shareholders who own odd lots, or less than 100 shares. Shareholders who own odd lots typically find it difficult to sell their shares and frequently find odd lot sales more expensive than round lot sales of 100 shares or more. Consequently, there can be no assurance that the reverse stock split will achieve the desired results outlined above.

       After the reverse split, we will have the corporate authority to issue 48,343,954 shares of New Common and 10,000,000 shares of preferred stock. These authorized and unissued shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value.

       We will not become a private company as a result of the reverse split and our New Common will continue to be quoted on the OTC Bulletin Board.

                     EFFECT OF THE REGISTRATION RESTRICTIONS

       In connection with the preparation of this Information Statement, we have requested "position reports" from both DTC and Automated Data Processing, Inc. ("ADP"). The DTC position report will reflect the actual number of shares that DTC holds on behalf of each of its member banks and broker/dealers. The ADP position report, on the other hand, will reflect the number shares that the reporting banks and broker/dealers hold in customer accounts.

       We believe that a side-by-side comparison of the DTC and ADP position reports will show that the reporting banks and broker/dealers hold a significantly greater number of shares for the benefit of customers than they hold in their DTC accounts. This difference is commonly referred to as a "short" position.

       A short position typically arises when:

o A market maker sells shares that he does not presently not have in inventory, but believes he can buy in a reasonable period of time;

o An investor who believes a stock is overpriced borrows shares from another stockholder, sells the stock into the market and promises to return the borrowed shares at a later date; and

o A market maker or investor simply sells shares that he does not own into the market in the hope that he will be able to repurchase the shares before he is required to make delivery under his sale contract.

       Short sales by market makers are an essential feature of the market making function and occur on a daily basis. Likewise, short sales by investors who borrow shares and then sell them into the market, a so-called "covered short," are not uncommon. Both types of activities are perfectly legitimate and neither can be fairly classified as a manipulative practice. The third case, which is commonly referred to as a naked short, can be highly manipulative, especially if multiple short sellers act in concert over an extended period of time.

       The laws of supply and demand ultimately govern the securities markets. If there are more buyers than sellers, prices tend to increase. If there are more sellers than buyers, prices tend to decline. Market maker shorts and covered shorts do little to upset the normal equilibrium of the market. Naked shorts, on the other hand, create phantom shares that would not otherwise exist. When these phantom shares are sold in the open market, they create new stockholders. But the naked short sellers frequently do not deliver the shares they have sold. The result is a trading system that allows an unlimited supply of stock that dilutes shareholder interests and can be used to manipulate prices. If selling pressure resulting from naked short sales is sustained over a long period of time, or combined with other manipulative practices, the impact on the market price can be substantial. For this reason, naked short sales by persons other than market makers are generally illegal.

       DTC is the world's largest securities depository and its electronic network links substantially all of the broker/dealers, banks, institutional investors and transfer agents in the United States. DTC members do not usually hold physical stock certificates for the shares in their customer accounts. Instead, the physical stock certificates are held by DTC and the allocation of shares among DTC members is managed by an electronic book entry system. While the DTC system provides a highly efficient and inexpensive means for effecting normal brokerage transactions, it does not enforce the physical delivery requirements that exist in a "certificate only" or "custody only" system. Therefore, speculators who want to engage in naked short sales can exploit the DTC system.

Evidence of manipulation

       On September 18, 2002, our company had 33,120,920 shares of common stock issued and outstanding. Of this total, 23,433,920 shares were issued in reliance on exemptions from the registration requirements of the Securities Act of 1933 (the "Securities Act") and are "restricted securities" as defined in SEC Rule
144. The certificates for our remaining 9,687,000 shares do not bear restrictive legends and may be eligible for resale in reliance on the exemption from registration set forth in Section 4(1) of the Securities Act. A total of 7,518,900 unrestricted shares are registered in the name of Cede & Co., the "street name" for the Depository Trust Company. The remaining unrestricted shares are registered in the names of individual stockholders who the board of directors believes are long-term investors.

       The board of directors believes that the level of trading activity in our common stock cannot be explained by normal market activity. The following table summarizes the reported monthly trading activity since November 2001.

          Month                           High               Low              Last                Volume
       September (through the 18th)       .07               .05               .05                  950,700
       August                             .21               .03               .04                7,874,900
       July 2002                          .48               .17               .19                6,046,700
       June 2002                          .59               .14               .45                2,722,900
       May 2002                           .38               .14               .15                2,214,300
       April 2002                        1.01               .26               .31                2,491,800
       March 2002                        2.00               .92               .92                1,278,100
       February 2002                     2.10              1.54              1.60                   99,800
       January 2002                      2.65              1.40              2.04                1,591,800

(1) Our OTCBB symbol was BTGS until April 9, 2002 when it changed to BLUI. (2) The OTCBB is a market maker system and trades are ordinarily "double counted."

       While the trading activity summarized above does not constitute proof that manipulative activities have taken occurred, the board of directors has reason to believe that one or more speculators is deliberately manipulating the market for our stock. Therefore, the Amendment includes registration restrictions that will make it more difficult for stock speculators to engage in naked short selling and other manipulative practices that can have a material adverse impact on the price of our stock.

Effect of registration restrictions

       By prohibiting the registration of shares in the name of DTC or any other securities clearinghouse, the Amendment insures that all sellers will be required to deliver physical certificates to their purchaser within 3 days after a transaction in our New Common. Therefore, it will be effectively impossible for a speculator to maintain an open naked short position for an extended period of time.

       The transfer restrictions embodied in the Amendment may force speculators who have previously sold our stock in naked short transactions to cover their prior sales by purchasing stock in the open market. When brokerage firms receive physical certificates for the shares that are currently held by DTC and discover that the number of shares in certificate form is less than the number of shares they are supposed to be holding on behalf of customers, those firms are likely to require immediate delivery of physical certificates. If the speculator fails to make a timely delivery, the brokerage firm may elect to cover the shortfall by purchasing shares in the open market and charging the transaction to the account of the speculator. Such open market purchases, if any, are likely to increase the market price of our stock and make it more expensive for speculators to cover their prior short sales.

       We encourage our stockholders to call their brokers and request physical delivery of any shares that are presently in street name. This process usually takes no longer than three weeks. If it takes longer, stockholders are encouraged to contact us directly. Such a request will restrict the number of shares that can be used to cover existing naked short positions. If a large enough percentage of our stockholders request physical delivery, our company will be able to force the speculators out of our market.

       The transfer restrictions embodied in the Amendment will not limit the ability of our current or future stockholders to purchase or sell our shares through normal brokerage channels. The transfer restrictions will not prevent market makers from effecting reasonable short sales in connection with their normal market making activities. The transfer restrictions will not prevent investors from engaging in covered short transactions.

       The transfer restrictions embodied in the Amendment will complicate the process for broker/dealers who effect transactions on behalf of their customers. Broker/dealers will be required to comply with the three-day physical delivery requirements of the applicable SEC rules. In addition, paper-based transactions are usually more time consuming and expensive than transactions that can be effected through electronic systems. These increased processing costs, along with the ordinary fees charged by our transfer agent, may increase the transaction costs that are passed through to our stockholders.

Exchange of stock certificates

       Our transfer agent, Interwest Transfer Co. Inc., will act as our exchange agent for the purpose of effecting the exchange of certificates representing shares of Old Common for certificates representing shares of New Common. Ten days prior to the effective time of the Amendment, Interwest Transfer will mail a letter to all record stockholders that describes the procedures that must be followed in connection with the exchange of certificates representing shares of Old Common for certificates representing shares of New Common. Our company will pay all of the fees and expenses charged by Interwest Transfer in connection with the issuance of replacement certificates. Any stockholder whose old certificate has been lost, destroyed or stolen will be entitled to receive a new certificate upon compliance with Interwest Transfer's customary procedures in connection with lost, stolen or destroyed certificates.

                            THE INCENTIVE STOCK PLAN

       The board of directors adopted our 2002 Incentive Stock Plan on September 18, 2002. The Plan was ratified by the written consent of the holders of a majority of our outstanding common stock on September 18, 2002. Under the terms of the plan, we are authorized to grant incentive awards for up to 3,500,000 shares of common stock. No incentive awards have been granted under the plan at the date of this Information Statement.

       The plan allows us to grant incentive awards to our full-time employees, and the full-time employees of any future subsidiaries who are not eligible to receive awards under the terms of any employment contract or specialty plan adopted by us in the future. Except for the requirement that all participants be full-time employees, we will have absolute discretion in deciding who will receive awards and the terms of such awards.

       The plan allows us to grant (i) incentive stock options, (ii) non-qualified stock options, (iii) shares of restricted stock, (iv) shares of phantom stock, and (v) stock bonuses. In addition, the plan allows us to grant cash bonuses that will be payable when an employee is required to recognize income for federal income tax purposes because of the vesting of shares of restricted stock or the grant of a stock bonus.

       The exercise price of all incentive stock options granted under the plan must be at least equal to the fair market value of such shares on the date of the grant or, in the case of incentive stock options granted to the holder of more than 10% of our common stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum exercise period for which incentive stock options may be granted is ten years from the date of grant or five years in the case of an individual owning more than 10% of our common stock. The aggregate fair market value determined at the date of the option grant, of shares with respect to which incentive stock options are exercisable for the first time by the holder of the option during any calendar year, shall not exceed $100,000.

       Unless the board of directors appoints a special committee to administer the plan, the Compensation Committee of our board of directors will administer it. In general, the committee that administers the plan must consist two or more directors, each of whom shall be a "non-employee director" as defined in Securities and Exchange Commission Rule 16b-3(b)(3). The committee will decide which employees will receive incentive awards, the type of award to be granted and the number of shares covered by the award. The committee will also determine the exercise prices, expiration dates and other material features of any inventive awards granted under the plan. The committee may, in its sole discretion, (i) accelerate the date when an option becomes exercisable, (ii) accelerate the date when share of restricted stock or phantom stock vests, (iii) waive any conditions on the vesting of restricted stock grants, and (iv) grant new awards in exchange for previously granted awards.

       The committee will be authorized to interpret the terms of the plan and to adopt any administrative rules and procedures it deems necessary. All decisions of the committee are final and binding on all parties. We will indemnify each member of the committee for actions taken in connection with the administration of the plan, unless such action was taken in bad faith., or without reasonable belief that it was in our best interest.

       Our board of directors may adopt administrative amendments to the plan without stockholder consent. The board of directors may not, however, (i) increase the number of shares that are subject to the plan, (ii) materially increase the benefits accruing to individual holders of incentive awards, or
(iii) materially modify the eligibility requirements.

       A complete copy of the 2002 Incentive Stock Plan is attached as an exhibit to this Information Statement.



Dated October __, 2002                  By order of the board of directors
                                                    /s/
                                   --------------------------------------------
                            `            Fernand Leloroux, President

                             BLUE INDUSTRIES , INC.
                            2002 INCENTIVE STOCK PLAN

1.     Purpose of the Plan

       This 2002 Incentive Stock Plan is intended to promote the interests of Blue Industries, Inc., a Nevada corporation (the "Company"), by providing the employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2.     Definitions

       As used in the Plan, the following definitions apply to the terms indicated below:

       (a) "Board of Directors" shall mean the Board of Directors of Blue Industries, Inc, a Nevada corporation.

       (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

       (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

       (d)    "Change in Control" shall mean:

         (1) a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

         (2)      the occurrence of any of the following events:

                  (A) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this Section 2(d).

                  (B) a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors, or

                  (C) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

       (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

       (f) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

       (g) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share described in the Company's Restated Articles of Incorporation as filed with the Secretary of State of the State of Nevada on March 25, 2002.

       (h) "Company" shall mean Blue Industries, Inc., and each of its Subsidiaries, and its successors.

       (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

       (j) "Fair Market Value" of a share of Common Stock on any date shall be
(i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

       (k) "Incentive Award" shall mean an Option, a share of Restricted Stock, a share of Phantom Stock, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

       (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

       (m) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

       (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

       (o) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

       (p) "Participant" shall mean a full-time employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

       (q) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

       (r) "Phantom Stock" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

       (s) "Plan" shall mean the Blue Industries, Inc. 2002 Incentive Stock Plan, as it may be amended from time to time.

       (t) "Qualified Domestic Relations Order" shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

       (u) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

       (v) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

       (w) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

       (x) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

       (y) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.     Stock Subject to the Plan

       Under the Plan, the Committee may grant to Participants (i) Options, (ii) shares of Restricted Stock, (iii) shares of Phantom Stock, (iv) Stock Bonuses and (v) Cash Bonuses.

       The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to up to 3,500,000 shares of Common Stock, subject to automatic adjustment to reflect any future subdivisions or consolidations of the Common Stock. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

       If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

       Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4.     Administration of the Plan

       The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

       The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

       The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any share of Phantom Stock granted under the Plan.

       In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until Such time as such Incentive Awards are surrendered.

       Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

       No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.     Eligibility

       The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees of the Company as the Committee, in its absolute discretion, shall select from time to time. Notwithstanding the generality of the foregoing, no employee of the Company shall be eligible to receive Incentive Awards pursuant to this Plan if the employee is also entitled to receive an Incentive Award under the terms of his employment agreement with the Company, or any specialty Incentive Stock Plan adopted after the date hereof, unless such employment agreement or specialty plan expressly provides otherwise.

6.     Options

       The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

       (a)    Identification of Options

       All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

       (b)    Exercise Price

       The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

       (c)    Term and Exercise of Options

         (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

         (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in
       Section 6(c)(5) hereof.

         (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

         (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited,
       (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

         (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

         (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

       (d)    Limitations on Grant of Incentive Stock Options

         (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422, without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

         (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless
       (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

       (e)    Effect of Termination of Employment

         (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         (2) If the employment of a Participant with the Company shall terminate as a result of the "permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Participant, the voluntary retirement of the Participant in accordance with the Company's retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

       (f) Acceleration of Exercise Date Upon Change in Control

       Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.     Restricted Stock

       The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

       (a)    Issue Date and Vesting Date

       At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

       (b)    Conditions to Vesting

       At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

       (c)    Restrictions on Transfer Prior to Vesting

       Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such fights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

       (d)    Issuance of Certificates

         (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares: provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Win or Lose Acquisition Corporation 2000 Incentive Stock Plan and an Agreement entered into between the registered owner of such shares and Win or Lose Acquisition Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Win or Lose Acquisition Corporation.

       Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

         (2) Each certificate issued pursuant to Paragraph 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

       (e)    Consequences Upon Vesting

       Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof, provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

       (f)    Effect of Termination of Employment

         (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

         (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

       (g)    Effect of Change in Control

       Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occur-red) shall immediately vest.

8.     Phantom Stock

       The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:


       (a)    Vesting Date

       At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

       (b)    Benefit Upon Vesting

       Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

       (c)    Conditions to Vesting

       At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

       (d)    Effect of Termination of Employment

         (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may equal zero.

         (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

       (e)    Effect of Change in Control

       Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

9.     Stock Bonuses

       The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.    Cash Bonuses

       The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

11.    Adjustment Upon Changes in Common Stock

       (a)    Outstanding Restricted Stock and Phantom Stock

       Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof.

       The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

       (b) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration

       Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

       (c)    Outstanding Options, Certain Mergers

       Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

       (d)    Outstanding Options, Certain Other Transactions

       In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

       (1) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of
       (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a. share of Common Stock as a result of such event over (B) the exercise price of such Option; or

       (2) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

       (e)    Outstanding Options. Other Changes

       In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

       (f)    No Other Rights

       Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12.    Rights as a Shareholder

       No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.    No Special Employment Rights; No Right to Incentive Award

       Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

       No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.    Securities Matters

       (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

       (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.    Withholding Taxes

       Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

16.    Amendment of the Plan

       The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan.

17.    No Obligation to Exercise

       The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18.    Transfers Upon Death

       Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19.    Expenses and Receipts

       The Company shall pay the expenses of the Plan. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

20.    Failure to Comply

       In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

21.    Effective Date and Term of Plan

       The Plan was adopted by the Board of Directors effective September 18, 2002, and approved by the shareholders of the Company in accordance with applicable law, the requirements of Section 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after August 20, 2012.

       IN WITNESS WHEREOF, this 2002 Incentive Stock Plan has been executed in Pringy, France, this 18th day of September 2002.

Blue Industries, Inc.                                                  Attest






Fernand Leloroux, President                Cyril Heitzler, Secretary

                                 WRITTEN CONSENT
                        OF SHAREHOLDERS OWNING A MAJORITY
                            OF THE OUTSTANDING SHARES
                            OF BLUE INDUSTRIES, INC.

       The undersigned stockholders, being the owners of a majority of the outstanding shares of the voting common stock of Blue Industries, Inc., a Nevada corporation (the "Corporation"), acting pursuant to Section 78.320 of the Nevada Revised Statutes, hereby consent to the taking of the following actions;

       WHEREAS, the Board of Directors of the Corporation has unanimously adopted a resolution declaring the advisability of and recommended the stockholders approve the amendment of the Corporation's Articles of Incorporation set forth below;

       WHEREAS, the Board of Directors of the Corporation has adopted and recommended the advisability of the Incentive Stock Plan attached hereto as Exhibit A

       NOW, THEREFORE, BE IT RESOLVED, that the certificate of incorporation of the Corporation be amended as follows:
                                    ARTICLE 2
             NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE

2.1 Authorization of Reverse Split. On September 18, 2002, the holders of a majority of the issued and outstanding common stock of the Corporation approved a one (1) for twenty (20) reverse split of the Corporation's the issued and outstanding common stock in accordance with ss.78.2055 of the Nevada Revised Statutes. The number of shares of common stock issued, outstanding and entitled to vote with respect to the respect to the reverse spit was 33,120,920. In accordance with ss.78.320 of the Nevada Revised Statutes, the holders of 17,742,669 shares of common stock consented in writing to the reverse split and this Amendment to the Corporation's Articles of Incorporation.

2.2 Implementation of Reverse Split. Effective at 12:01 a.m. EST on October __, 2002:

     (a) The Thirty-Three Million, One Hundred Twenty Thousand Nine Hundred and Twenty (33,120,920) issued and outstanding shares of the Corporation's $0.001 par value common stock ("Old Common"), together with any additional shares of the Corporation's Old Common that are or may be issued prior to the effective time set forth above, shall be consolidated or "reverse split" in the ratio of one (1) share of $0.001 par value common stock ("New Common") for every twenty (20) shares of Old Common currently held by a stockholder, so that the total issued and outstanding capital stock of the Corporation shall consist of One Million Six Hundred Fifty-Six Thousand, Forty Six (1,656,046) shares of New Common, more or less, as adjusted for any additional issuances of Old Common prior to the effective time set forth above.

     (b) No fractional shares of New Common shall be issued in connection with the reverse split. Any fractional shares resulting from the reverse split will be rounded to the next whole share.

     (c) Certificates representing shares of New Common shall only be issued upon the surrender to the Corporation's transfer agent of certificates representing shares of Old Common. No certificate for shares of New Common shall be valid unless it is signed in accordance with the Corporation's by-laws, registered in compliance with the provisions of
          Article 2.3(c) and countersigned by the Corporation's transfer agent.

2.3      Capital  Stock.  The  total  number  of  shares  of  stock  which  the
          Corporation   shall  have   authority   to  issue  is  Sixty   Million
          (60,000,000) shares which shall be subdivided into classes as follows:

     (a) Fifty Million (50,000,000) shares of the Corporation's capital stock shall be denominated as Common Stock, have a par value of $0.0001 per share, and have the rights, powers and preferences generally accorded to common stockholders under the Nevada Revised Statutes.

     (b) Ten Million (10,000,000) shares of the Corporation's authorized capital stock shall be denominated as Preferred Stock, par value of $0.0001 per share. Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series of Preferred Stock.

     (c) All certificates representing shares of Common Stock and Preferred Stock shall be registered in the name of the beneficial owner, or in the name of a brokerage firm, bank, trust company or other custodian that holds such shares for the account of a client. Certificates representing shares of Common Stock or Preferred may not be registered in the name of the Depository Trust Company or any other securities clearinghouse that provides book entry transaction settlement services for member banks and broker/dealers. All transfers of the Corporation's Common Stock and Preferred Stock shall be made in accordance with the requirements of "Certificate Only" or "Custody Only" status.

       RESOLVED FURTHER, that the Incentive Stock Plan be and is hereby approved.

       IN WITNESS WHEREOF, the undersigned have executed this written consent effective as of the 18th day of September 2000.

Dr. Mohammed Al Yamani,
Individually and on behalf of Famoya Holdings BV             5,038,400 Shares



                      /s/
--------------------------------------------


Christophe Giovannetti,
Individually and on behalf of Rocasoprane Ltd. and
Matthews Morris and Company                                  3,823,580 Shares



                      /s/
--------------------------------------------


Fernand Leloroux
On behalf of Isher Ltd. and
Axiom SA                                                     3,800,000 Shares



                      /s/
--------------------------------------------

Cyril Heitzler
On behalf of Westward, Ltd.                                  2,538,400 Shares



                      /s/
--------------------------------------------


Argus Global Equities                                        1,000,000 Shares



                      /s/
--------------------------------------------


Billboard Ltd.                                               1,042,389 Shares



                      /s/
--------------------------------------------


Bernard Bouverot                                                500,000 Shares



                      /s/
--------------------------------------------